                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                        000-24925                 34-1853493
----------------------------    -----------------         ----------
(State or other jurisdiction    (Commission               (IRS Employer
 of incorporation)              File Number)              Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio                       45833
-------------------------------------------------              --------------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055

Item 5.           Other Events

                  ComBanc, Inc has mailed a letter to its shareholders dated May 18, 2004. A copy of the letter is being filed as exhibit 99.1 to this form 8-K and is incorporated herein by reference in its entirety.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)                   Exhibits:

                      99.1 Shareholder Letter dated May 18, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMBANC, INC.


                                 By:      /s/ Paul G. Wreede
                                    -----------------------------
                                          Name:    Paul G. Wreede
                                          Title:   President, Chief Executive
                                                   Officer and Director

Date:  May 18, 2004

                                  EXHIBIT INDEX


Exhibit 99.1    Letter to shareholders, dated May 18, 2004.